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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 9, 2002
                                                         ----------------


                        TRIANGLE PHARMACEUTICALS, INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                       000-21589                 56-1930728
         --------                       ---------                 ----------
(State or other jurisdiction     (Commission: File Number)     (IRS Employer
     of incorporation)                                         Identification
                                                                   Number)


4 University Place, 4611 University Drive, Durham, North Carolina      27707
-----------------------------------------------------------------      -----
            (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (919) 493-5980
                                                            --------------


                                 Not Applicable
                              --------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On December 3, 2002, Triangle Pharmaceuticals, Inc. (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Gilead Sciences, Inc. ("Gilead") and Simbolo Acquisition Sub, Inc., a wholly owned subsidiary of Gilead. The execution of the Merger Agreement was reported on the Company's Form 8-K filed with the Securities and Exchange Commission on December 4, 2002 (the "Prior 8-K").

         The Prior 8-K outlined the terms of a $50 million loan, evidenced by a 7.50% Convertible Promissory Note (the "Note"), to be provided to the Company by Gilead in connection with the Merger Agreement and the terms of a related Investor Rights Agreement to be entered into between the Company and Gilead (the "Investor Rights Agreement," and together with the Note, the "Financing Documents"). On December 9, 2002, Gilead and the Company executed the Financing Documents and Gilead funded the full amount of the loan.

         The Note and the Investor Rights Agreement are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference in their entirety. The foregoing descriptions of the Note and the Investor Rights Agreement are not complete and we urge you to read the full text of the agreements.

Item 7.    Financial Statements, PRO FORMA Financial Information and Exhibits.

           (c)  Exhibits.

                   The following exhibits are filed herewith:

           EXHIBIT NO.                               DESCRIPTION
           -----------                               ------------

                2.1 7.50% Convertible Promissory Note, dated as of December 9, 2002 by and between Gilead Sciences, Inc. and Triangle Pharmaceuticals, Inc.

                2.2 Investor Rights Agreement, dated as of December 9, 2002 by and between Gilead Sciences, Inc. and Triangle Pharmaceuticals, Inc.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: December 10, 2002



                                       TRIANGLE PHARMACEUTICALS, INC.



                                       By:  /s/ R. ANDREW FINKLE
                                            ------------------------------------
                                            Name:  R. Andrew Finkle
                                            Title: Executive Vice President and
                                                   General Counsel




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                                  EXHIBIT INDEX


           EXHIBIT NO.                               DESCRIPTION
           ------------                            --------------
                2.1 7.50% Convertible Promissory Note, dated as of December 9, 2002 by and between Gilead Sciences, Inc. and Triangle Pharmaceuticals, Inc.

                2.2 Investor Rights Agreement, dated as of December 9, 2002 by and between Gilead Sciences, Inc. and Triangle Pharmaceuticals, Inc.